EX-99.1

Exhibit 99.1
Fabrinet Announces First Quarter Fiscal Year 2022 Financial Results
•Record First Quarter Revenue of $543.3 Million Exceeds Guidance
BANGKOK, Thailand – November 1, 2021 – Fabrinet (NYSE: FN), a leading provider of advanced optical packaging and precision optical, electro-mechanical and electronic manufacturing services to original equipment manufacturers of complex products, today announced its financial results for its first fiscal quarter ended September 24, 2021.
Seamus Grady, Chief Executive Officer of Fabrinet, said, “We had a strong start to fiscal 2022 with revenue and profitability that exceeded our guidance. By working in close partnership with our customers and suppliers, our supply chain team was effective at reducing the impact of component shortages on our business, particularly in the optical communications market.”
Grady continued, “We are optimistic about continued strong demand across our business and are anticipating healthy sequential growth despite ongoing supply chain headwinds.”
First Quarter Fiscal Year 2022 Financial Highlights
GAAP Results
•Revenue for the first quarter of fiscal year 2022 was $543.3 million, compared to $436.6 million in the first quarter of fiscal year 2021.
•GAAP net income for the first quarter of fiscal year 2022 was $44.7 million, compared to GAAP net income of $33.1 million for the first quarter of fiscal year 2021.
•GAAP net income per diluted share for the first quarter of fiscal year 2022 was $1.20, compared to GAAP net income per diluted share of $0.88 for the first quarter of fiscal year 2021.
Non-GAAP Results
•Non-GAAP net income for the first quarter of fiscal year 2022 was $54.2 million, compared to non-GAAP net income of $39.3 million for the first quarter of fiscal year 2021.
•Non-GAAP net income per diluted share for the first quarter of fiscal year 2022 was $1.45, compared to non-GAAP net income per diluted share of $1.05 for the first quarter of fiscal year 2021.
Business Outlook
Based on information available as of November 1, 2021, Fabrinet is issuing guidance for its second fiscal quarter ending December 24, 2021, as follows:
•Fabrinet expects second quarter revenue to be in the range of $540 million to $560 million.
•GAAP net income per diluted share is expected to be in the range of $1.24 to $1.31, based on approximately 37.6 million fully diluted shares outstanding.
•Non-GAAP net income per diluted share is expected to be in the range of $1.42 to $1.49, based on approximately 37.6 million fully diluted shares outstanding.

EX-99.1

Conference Call Information

What:	Fabrinet First Quarter Fiscal Year 2022 Financial Results Call
When:	Monday, November 1, 2021
Time:	5:00 p.m. ET
Live Call:	(888) 357-3694, domestic (253) 237-1137, international Passcode: 2790505
Replay:	(855) 859-2056, domestic (404) 537-3406, international Passcode: 2790505
Webcast:	http://investor.fabrinet.com/ (live and replay)
This press release and any other information related to the call will also be posted on Fabrinet’s website at http://investor.fabrinet.com. A recorded version of this webcast will be available approximately two hours after the call and will be archived on Fabrinet’s website for a period of one year.
About Fabrinet
Fabrinet is a leading provider of advanced optical packaging and precision optical, electro-mechanical, and electronic manufacturing services to original equipment manufacturers of complex products, such as optical communication components, modules and subsystems, automotive components, medical devices, industrial lasers and sensors. Fabrinet offers a broad range of advanced optical and electro-mechanical capabilities across the entire manufacturing process, including process design and engineering, supply chain management, manufacturing, advanced packaging, integration, final assembly and testing. Fabrinet focuses on production of high complexity products in any mix and any volume. Fabrinet maintains engineering and manufacturing resources and facilities in Thailand, the United States of America, the People’s Republic of China, Israel and the United Kingdom. For more information visit: www.fabrinet.com.
Forward-Looking Statements
“Safe Harbor” Statement Under U.S. Private Securities Litigation Reform Act of 1995
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include: (1) our optimism about continued strong demand across our business and sequential growth; and (2) all of the statements under the “Business Outlook” section regarding our expected revenue, GAAP and non-GAAP net income per share, and fully diluted shares outstanding for the second quarter of fiscal year 2022. These forward-looking statements involve risks and uncertainties, and actual results could vary materially from these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the effects of the COVID-19 pandemic on our business, particularly the possibility of (1) the growing global economic downturn, (2) extended shutdowns at any of our manufacturing facilities, especially if the pandemic intensifies or returns in various geographic areas, (3) continued disruption to our supply chain, which could increase our costs and affect our ability to procure parts and materials, especially if the pandemic intensifies or returns in various geographic areas, and (4) regional downward demand adjustments from our customers, particularly those in areas affected by the pandemic; less customer demand for our products and services than forecasted; less growth in the optical communications, industrial lasers and sensors markets than we forecast; difficulties expanding into additional markets, such as the semiconductor processing, biotechnology, metrology and materials processing markets; increased competition in the optical manufacturing services markets; difficulties in delivering products and services that compete effectively from a price and performance perspective; our reliance on a small number of customers and suppliers; difficulties in managing our operating costs; difficulties in managing and operating our business across multiple countries (including Thailand, the People’s Republic of China, Israel, the U.S. and the U.K.); and other important factors as described in reports and documents we file from time to time with the Securities and Exchange Commission (SEC), including the factors described under the section captioned “Risk Factors” in our Annual Report on Form 10-K filed with the SEC on August 17, 2021. We disclaim any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

EX-99.1

Use of Non-GAAP Financials
We refer to the non-GAAP financial measures cited above in making operating decisions because they provide meaningful supplemental information regarding our ongoing operational performance. Non-GAAP net income excludes: share-based compensation expenses; depreciation of fair value uplift; amortization of intangibles; and amortization of deferred debt issuance costs. We have excluded these items in order to enhance investors’ understanding of our underlying operations. The use of these non-GAAP financial measures has material limitations because they should not be used to evaluate our company without reference to their corresponding GAAP financial measures. As such, we compensate for these material limitations by using these non-GAAP financial measures in conjunction with GAAP financial measures.
These non-GAAP financial measures are used to: (1) measure company performance against historical results, (2) facilitate comparisons to our competitors’ operating results, and (3) allow greater transparency with respect to information used by management in making financial and operational decisions. In addition, these non-GAAP financial measures are used to measure company performance for the purposes of determining employee incentive plan compensation.
SOURCE: Fabrinet
Investor Contact:
Garo Toomajanian
ir@fabrinet.com

EX-99.1

FABRINET
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

(in thousands of U.S. dollars, except share data and par value)	September 24, 2021	June 25, 2021
Assets
Current assets
Cash and cash equivalents	$269,911	$302,969
Short-term investments	258,501	244,963
Trade accounts receivable, net of allowance for doubtful accounts of $99 and $100 respectively	346,689	336,547
Contract assets	13,120	11,878
Inventories	465,251	422,133
Prepaid expenses	10,404	11,398
Other current assets	24,729	22,619
Total current assets	1,388,605	1,352,507
Non-current assets
Long-term restricted cash	155	154
Property, plant and equipment, net	271,659	241,129
Intangibles, net	4,107	4,371
Operating right-of-use assets	6,086	6,699
Deferred tax assets	9,491	9,428
Other non-current assets	518	1,834
Total non-current assets	292,016	263,615
Total Assets	1,680,621	1,616,122
Liabilities and Shareholders’ Equity
Current liabilities
Long-term borrowings, current portion, net	12,156	12,156
Trade accounts payable	373,663	346,555
Fixed assets payable	24,174	19,206
Contract liabilities	1,755	1,680
Operating lease liabilities, current portion	2,613	2,593
Income tax payable	2,776	3,612
Accrued payroll, bonus and related expenses	19,336	20,464
Accrued expenses	20,147	17,134
Other payables	22,599	20,958
Total current liabilities	479,219	444,358
Non-current liabilities
Long-term borrowings, non-current portion, net	24,319	27,358
Deferred tax liability	5,425	5,107
Operating lease liability, non-current portion	3,220	3,850
Severance liabilities	19,157	19,485
Other non-current liabilities	3,279	3,444
Total non-current liabilities	55,400	59,244
Total Liabilities	534,619	503,602

Shareholders’ equity
Preferred shares (5,000,000 shares authorized, $0.01 par value; no shares issued and outstanding as of September 24, 2021 and June 25, 2021)	—	—
Ordinary shares (500,000,000 shares authorized, $0.01 par value; 39,000,843 shares and 38,749,045 shares issued at September 24, 2021 and June 25, 2021, respectively; and 37,017,254 shares and 36,765,456 shares outstanding at September 24, 2021 and June 25, 2021, respectively)	390	388
Additional paid-in capital	179,670	189,445
Less: Treasury shares (1,983,589 shares and 1,983,589 shares as of September 24, 2021 and June 25, 2021, respectively)	(87,343)	(87,343)
Accumulated other comprehensive income (loss)	(7,662)	(6,266)
Retained earnings	1,060,947	1,016,296
Total Shareholders’ Equity	1,146,002	1,112,520
Total Liabilities and Shareholders’ Equity	$1,680,621	$1,616,122

EX-99.1

FABRINET
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (unaudited)

	Three Months Ended
(in thousands of U.S. dollars, except per share data)	September 24, 2021	September 25, 2020
Revenues	$543,322	$436,639
Cost of revenues	(479,725)	(386,159)
Gross profit	63,597	50,480
Selling, general and administrative expenses	(20,587)	(16,863)
Operating income	43,010	33,617
Interest income	761	1,104
Interest expense	(36)	(251)
Foreign exchange gain (loss), net	1,772	128
Other income (expense), net	(260)	121
Income before income taxes	45,247	34,719
Income tax expense	(596)	(1,668)
Net income	44,651	33,051
Other comprehensive income (loss), net of tax:
Change in net unrealized gain (loss) on available-for-sale securities	(213)	(325)
Change in net unrealized gain (loss) on derivative instruments	(1,217)	(3,208)
Change in net retirement benefits plan – prior service cost	198	173
Change in foreign currency translation adjustment	(164)	603
Total other comprehensive income (loss), net of tax	(1,396)	(2,757)
Net comprehensive income (loss)	$43,255	$30,294
Earnings per share
Basic	$1.21	$0.90
Diluted	$1.20	$0.88
Weighted-average number of ordinary shares outstanding (thousands of shares)
Basic	36,877	36,818
Diluted	37,328	37,383

EX-99.1

FABRINET
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

	Three Months Ended
(in thousands of U.S. dollars)	September 24, 2021	September 25, 2020
Cash flows from operating activities
Net income for the period	$44,651	$33,051
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	9,535	8,570
(Gain) loss on disposal of property, plant and equipment	(98)	(19)
(Gain) loss from sales and maturities of available-for-sale securities	(13)	—
Amortization of investment discount	1,109	481
Amortization of deferred debt issuance costs	8	8
(Reversal of) allowance for doubtful accounts	(1)	(257)
Unrealized (gain) loss on exchange rate and fair value of foreign currency forward contracts	(1,436)	(890)
Amortization of fair value at hedge inception of interest rate swaps	(268)	(359)
Share-based compensation	9,292	6,027
Deferred income tax	(104)	56
Other non-cash expenses	257	96
Changes in operating assets and liabilities
Trade accounts receivable	(10,160)	(16,497)
Contract assets	(1,242)	1,499
Inventories	(43,135)	(29,643)
Other current assets and non-current assets	(385)	7,812
Trade accounts payable	27,541	33,546
Contract liabilities	75	(590)
Income tax payable	(747)	871
Severance liabilities	893	745
Other current liabilities and non-current liabilities	3,243	(10,001)
Net cash provided by operating activities	39,015	34,506
Cash flows from investing activities
Purchase of short-term investments	(78,101)	(79,103)
Proceeds from sales of short-term investments	19,463	—
Proceeds from maturities of short-term investments	43,791	33,750
Purchase of property, plant and equipment	(34,616)	(12,572)
Purchase of intangibles	(321)	(530)
Proceeds from disposal of property, plant and equipment	145	21
Net cash used in investing activities	(49,639)	(58,434)
Cash flows from financing activities
Repayment of long-term borrowings	(3,047)	(3,047)
Repayment of finance lease liability	—	(100)
Withholding tax related to net share settlement of restricted share units	(19,065)	(9,920)
Net cash used in financing activities	(22,112)	(13,067)
Net increase (decrease) in cash, cash equivalents and restricted cash	(32,736)	(36,995)
Movement in cash, cash equivalents and restricted cash
Cash, cash equivalents and restricted cash at the beginning of period	303,123	232,832
Increase (decrease) in cash, cash equivalents and restricted cash	(32,736)	(36,995)
Effect of exchange rate on cash, cash equivalents and restricted cash	(321)	766
Cash, cash equivalents and restricted cash at the end of period	270,066	196,603
Non-cash investing and financing activities
Construction, software and equipment-related payables	$24,174	$9,616

EX-99.1

FABRINET
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited) (Continued)
The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the unaudited condensed consolidated balance sheets that sum to the total of the same amounts shown in the unaudited condensed consolidated statements of cash flows:

	As of
(amount in thousands)	September 24, 2021	September 25, 2020
Cash and cash equivalents	$269,911	$189,201
Restricted cash	155	7,402
Cash, cash equivalents and restricted cash	$270,066	$196,603

EX-99.1

FABRINET
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

	Three Months Ended
	September 24, 2021		September 25, 2020
(in thousands of U.S. dollars, except per share data)	Net income	Diluted EPS	Net income	Diluted EPS
GAAP measures	$44,651	$1.20	$33,051	$0.88
Items reconciling GAAP net income & EPS to non-GAAP net income & EPS:
Related to cost of revenues:
Share-based compensation expenses	1,975	0.05	1,825	0.05
Depreciation of fair value uplift	92	0.00	84	0.00
Total related to gross profit	2,067	0.05	1,909	0.05
Related to selling, general and administrative expenses:
Share-based compensation expenses	7,317	0.20	4,202	0.11
Amortization of intangibles	119	0.00	131	0.00
Total related to selling, general and administrative expenses	7,436	0.20	4,333	0.12
Related to other incomes and other expenses:
Amortization of deferred debt issuance costs	8	0.00	8	0.00
Total related to other incomes and other expenses	8	0.00	8	0.00
Total related to net income & EPS	9,511	0.25	6,250	0.17
Non-GAAP measures	54,162	$1.45	39,301	$1.05
Shares used in computing diluted net income per share (thousands of shares)
GAAP diluted shares		37,328		37,383
Non-GAAP diluted shares		37,328		37,383

EX-99.1

FABRINET
RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW

(amount in thousands)	Three Months Ended
	September 24, 2021	September 25, 2020
Net cash provided by operating activities	$39,015	$34,506
Less: Purchase of property, plant and equipment	(34,616)	(12,572)
Non-GAAP free cash flow	$4,399	$21,934
FABRINET
GUIDANCE FOR QUARTER ENDING DECEMBER 24, 2021
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

Diluted EPS
GAAP net income per diluted share:	$1.24 to $1.31
Related to cost of revenues:
Share-based compensation expenses	0.04
Total related to gross profit	0.04
Related to selling, general and administrative expenses:
Share-based compensation expenses	0.14
Total related to selling, general and administrative expenses	0.14
Total related to net income & EPS	0.18
Non-GAAP net income per diluted share	$1.42 to $1.49